EXHIBIT 32.1
Certification of Chief Executive Officer and Chief Financial Officer
Pursuant to
18 U.S. C. Section 1350
as adopted pursuant to
Section 906 of The Sarbanes-Oxley Act of 2002
The undersigned, the Chief Executive Officer of Cogdell Spencer Inc. (the “Company”), hereby certifies to the best of his knowledge on the date hereof, pursuant to 18 U.S.C. 1350(a), as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 (the “Form 10-Q”), filed concurrently herewith by the Company, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 10, 2008	By:	/s/ Frank C. Spencer

	Name:	Frank C. Spencer
	Title:	Chief Executive Officer
The undersigned, the Chief Financial Officer of Cogdell Spencer Inc (the “Company”), hereby certifies to the best of his knowledge on the date hereof, pursuant to 18 U.S.C. 1350(a), as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 (the “Form 10-Q”), filed concurrently herewith by the Company, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 10, 2008	By:	/s/ Charles M. Handy

	Name:	Charles M. Handy
	Title:	Chief Financial Officer
Pursuant to the Securities and Exchange Commission Release 34-47551, dated March 21, 2003, this certification is being furnished and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended or incorporated be reference in any registration statement of the Company filed under the Securities Act of 1933, as amended.
A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.